LSA PROVISIONS	12 Months Ended
Dec. 31, 2018
LSA PROVISIONS
LSA PROVISIONS

32.  LSA PROVISIONS

Telkomsel and Telkomsat provide certain cash awards or certain number of days leave benefits to their employees based on the employees’ length of service requirements, including LSA and LSL. LSA are either paid at the time the employees reach certain years of employment, or at the time of termination. LSL are either certain number of days leave benefit or cash, subject to approval by management, provided to employees who meet the requisite number of years of service and reach a certain minimum age.

The obligation with respect to these awards which was determined based on an actuarial valuation using the Projected Unit Credit method, amounted to Rp758 billion and Rp852 billion as of December 31, 2017 and 2018, respectively. The related benefit costs charged to expense amounted to Rp237 billion, Rp255 billion and Rp161 billion for the years ended December 31, 2016, 2017 and 2018, respectively (Note 27).